CONTRACT


                  CONTRACT (this "Contract"), dated as of November 1, 1999, between JUSCO (U.S.A.), Inc., a Delaware corporation ("JUSCO (U.S.A.)"), and THE TALBOTS, INC., a Delaware corporation (the "Company").

                              W I T N E S S E T H:

                  WHEREAS, the Company desires to secure consulting services and advice from JUSCO (U.S.A.) and JUSCO (U.S.A.) is willing to furnish such services and advice on the terms, provisions and conditions hereinafter provided; and

                  WHEREAS, this Contract shall become effective on the Effective Date (as such term is defined in paragraph 13 hereof).

                  NOW,    THEREFORE,    in    consideration    of   the   mutual
representations, warranties, covenants and undertakings herein set forth, the parties hereto agree as follows:

                  1. Term. The Company and JUSCO (U.S.A.) each agrees to enter into this Contract and shall each be bound by the terms and conditions set forth herein, unless and until this Contract shall have been terminated as provided herein.

                  2. Duties. (A) Throughout the term of this Contract, JUSCO (U.S.A.), through its designated representative(s), shall, to the best of its abilities, as an independent consultant, advise and consult with the Company as the President and ChiefExecutive Officer of the Company or the Board of Directors of the Company (the "Board") shall from time to time request, including performing the following duties:

                           (i) provide advice with respect to strategic planning
and other related issues concerning the Company;

                           (ii)  maintain,  on behalf of the Company,  a working
relationship with banks and other financial institutions, and, in particular, with Japanese banks;

                           (iii) provide liaison and strategic planning services
in connection with the Company's business relationship with Talbots Japan; and

                           (iv) provide such other services as may be reasonably
requested from time-to-time.

                  (B) Nothing herein shall be construed as creating an agency relationship between the parties hereto. JUSCO (U.S.A.) and the Company shall each be, and remain at all times, independent contractors, and neither JUSCO (U.S.A.) nor the Company shall have the ability to bind the other.

                  3. Compensation. As compensation for its services to the Company hereunder, the Company shall pay to JUSCO (U.S.A.) a fee of $250,000 per annum, which fee shall be adjusted annually as agreed by JUSCO (U.S.A.) and the Board. The fee shall be payable in substantially equal installments on the 25th day of each month.

                  4. Expenses. JUSCO (U.S.A.) is authorized to incur and the Company shall either pay directly or reimburse JUSCO (U.S.A.) for ordinary and reasonable expenses incurred by or for it in connection with the performance of its duties hereunder, including, without limitation, (a) expenses for transportation, (b) business meals, (c) travel and (d) similar items.

                  5. Termination of Contract. The following provisions set forth the terms and conditions pursuant to which this Contract may be terminated:

                  (A) This Contract may be terminated (i) by JUSCO (U.S.A.) upon one (1) month written notice to the Company at any time and (ii) by the Company upon six (6) months written notice to JUSCO (U.S.A.) at any time following the fifth anniversary of the Effective Date.

                  (B) The Contract may be terminated by the Company or JUSCO (U.S.A.) upon or after a Change in Control (as hereinafter defined).

                  As used herein, the term "Change in Control" shall mean: (i) the acquisition (including as a result of a merger) by any "person" (as such term is used in Sections 3(a)(9), 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), or persons "acting in concert" (which for purposes of this Agreement shall include two (2) or more persons voting together on a consistent basis pursuant to an agreement or understanding between them to act in concert and/or as a "group" within the meaning of Sections 13 (d)
(3) and 14 (d) (2) of the Exchange Act), other than the Company or any of its subsidiaries, or JUSCO (U.S.A.) or any of its subsidiaries or "affiliates" (as such term is defined in Rule l2b-2 under the Exchange Act) (collectively, an "Acquiring Person"), of beneficial ownership (within the meaning of Rule l3d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 25 percent of the combined voting power of the then outstanding securities of the Company entitled to then vote generally in the election of directors of the Company, and no other stockholder is the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, of a percentage of such securities higher than that held by the Acquiring Person; or (ii) individuals, who, as of the Effective Date (as such term is defined in paragraph 13 hereof), constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided that any individual becoming a director subsequent to the Effective Date, whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, as a member of the Incumbent Board, any such individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Company (as such terms are used in Rule 14a-11 of Regulation 14A under the Exchange Act) and further excluding any individual who is an "affiliate," "associate" (as such terms are defined in Rule 12b-2 under the Exchange Act) or designee of an Acquiring Person having or proposing to acquire beneficial ownership (within the meaning of Rule l3d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 10 percent of the combined voting power of the then outstanding securities of the Company entitled to then vote generally in the election of directors of the Company.

                  (C) This Contract may be terminated by the Company in the event of any material breach of this Contract by JUSCO (U.S.A.) but only after notice to JUSCO (U.S.A.) from the Board and JUSCO (U.S.A.)'s failure to cure the breach within thirty (30) days of the notice or repetition of a previously committed breach. Upon or after the date of occurrence of any of the events or conditions described above, the Company may deliver written notice to JUSCO (U.S.A.) of its election to terminate this Contract.

                  (D) In the event that this Contract is terminated pursuant to paragraphs 5(A), 5(B) or 5(C) hereof, the Company shall be under no further obligation to JUSCO (U.S.A.) except to pay JUSCO (U.S.A.), on the effective date of such termination, (i) the applicable portion of the fee for services rendered up to and including the date on which this Contract is terminated, and (ii) reimbursement for expenses incurred by JUSCO (U.S.A.) pursuant to paragraph 4 hereof up to and including the date on which this Contract is terminated.

                  6. Indemnification. The Company shall indemnify, defend and hold JUSCO (U.S.A.) and its officers, employees and directors harmless, to the maximum extent permitted by law, against all judgments, fines, amounts paid in settlement and all reasonable expenses, including attorneys' fees incurred by such indemnitee in connection with the defense of, or as a result of any action or proceeding (or any appeal from any action or proceeding) in which such indemnitee is made or is threatened to be made a party by reason of the fact that such action or proceeding arose out of services rendered by JUSCO (U.S.A.) under this Contract, regardless of whether such action or proceeding is one brought by a person in the right of the Company, to procure a judgment in its favor. In connection with the Company's defense of any such indemnitee pursuant to this paragraph 6, the Company hereby covenants that it shall not agree to any compromise or settlement without the prior written consent of such indemnitee that any counsel retained or employed by the Company shall be reasonably acceptable to such indemnitee and that such indemnitee shall have the right to participate in any such defense. Each of the parties hereto shall give prompt notice to the other of any action or proceeding from which the Company is obligated to indemnify, defend and hold harmless such indemnitee of which it or he (as the case may be) gains knowledge.

                  7. Arbitration. Any dispute, controversy or claim between the parties hereto arising out of or relating to this Contract either during or after the term thereof, shall be settled by arbitration conducted in the Borough of Manhattan, The City of New York, in accordance with the Commercial Rules of the American Arbitration Association then in force. The decision of the arbitrator or arbitrators conducting any such arbitration proceedings shall be in writing, shall set forth the basis therefor and such arbitrator's or arbitrators' decision or award shall be final and binding upon the parties hereto. The parties hereto shall abide by all awards rendered in such arbitration proceedings, and all such awards may be enforced and executed upon in any court having jurisdiction over the party against whom or which enforcement of such award is sought.

                  8. Enforceability. It is the intention of the parties that the provisions of this Contract shall be enforced to the fullest extent permissible under the laws and public policies of each state and jurisdiction in which such enforcement is sought, but that the unenforceability (or the modification to conform with such laws or public policies) of any provisions hereof, shall not render unenforceable or impair the remainder of this Contract. Accordingly, if any provision of this Contract shall be determined to be invalid or unenforceable, either in whole or in part, this Contract shall be deemed amended to delete or modify, as necessary, the offending provisions and to alter the balance of this Contract in order to render the same valid and enforceable to the fullest extent permissible.

                  9. Assignment. This Contract is personal in nature and neither of the parties hereto shall, without the consent of the other, assign or transfer this Contract or any rights or obligations hereunder. This Contract and all of the provisions hereof shall be binding upon, and inure to the benefit of, the parties hereto, and their successors (including successors by merger, consolidation or similar transaction), permitted assigns, executors, administrators, personal representatives, heirs and distributees.

                  10. Non-Disclosure. JUSCO (U.S.A.) shall not, at any time during or following the termination of this Contract, disclose, use, transfer or sell, except in the course of performing its duties, any confidential information or proprietary data of the Company and its subsidiaries so long as such information or data remains confidential and has not been disclosed or is not otherwise in the public domain, except as required by law or pursuant to legal process or in connection with an administrative proceeding before a governmental agency.

                  11. Survival. The provisions of paragraphs 6 through 13 shall survive the expiration or termination hereof, regardless of the reasons therefor.

                  12. Conflict. JUSCO (U.S.A.) and the Company each hereby represents and warrants to the other that the execution, delivery and performance of this Contract by it shall not violate any agreement or other obligation of any kind, written or oral, to which it is subject.

                  13.      Miscellaneous.

                  (A) Notices. All notices hereunder shall be given in writing by personal delivery (which shall include delivery by overnight couriers such as Federal Express), telex, telecopy or prepaid registered or certified mail, return receipt requested, to the addresses of the proper parties as set forth below:
                  TO JUSCO (U.S.A.):
                           JUSCO (U.S.A.), Inc.
                           520 Madison Avenue, 24th Floor
                           New York, New York 10022
                           Attn:  Isao Tsuruta

                  TO THE COMPANY:
                           The Talbots, Inc.
                           175 Beal Street
                           Hingham, Massachusetts 02043
                           Attn: Arnold B. Zetcher

Any notice given as aforesaid shall be deemed received upon actual delivery. Any party hereto (or any person designated to receive a copy of any notice) may change its designated address by notice served as herein set forth upon the other party designated to receive notice.

                  (B) Governing Law. This Contract shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be wholly performed in that state.

                  (C) Headings. The paragraph headings contained in this Contract are for convenience of reference only and are not intended to determine, limit or describe the scope or intent of any provision of this Contract.

                  (D) Number and Gender. Whenever in this Contract the singular is used, it shall include the plural if the context so requires, and whenever the masculine gender is used in this Contract, it shall be construed as if the masculine, feminine or neuter gender, respectively, has been used where the context so dictates, with the rest of the sentence being construed as if the grammatical and terminological changes thereby rendered necessary have been made.

                  (E) Entire Contract. This Contract contains the entire understanding between and among the parties with respect to the subject matter hereof and supersedes any prior or contemporaneous understandings and agreements, written or oral, between and among them respecting such subject matter.

                  (F)   Counterparts.   This   Contract   may  be   executed  in
counterparts, each of which shall be deemed an original but both of which taken together shall constitute one instrument.

                  (G) Amendments. This Contract may not be amended except by a writing executed by the party against whom or which such amendment is to be enforced.

                  (H) Effective Date. This Contract shall be effective as of November 1, 1999.

                  IN WITNESS WHEREOF, the parties hereto have duly executed this Contract as of the date first written.


JUSCO (U.S.A.), INC.                        THE TALBOTS, INC.


By:      /s/ Isao Tsuruta              By:  /s/ Arnold B. Zetcher
    ------------------------------         ------------------------------------
      Isao Tsuruta                         Arnold B. Zetcher
      Senior Vice President                President and Chief Executive Officer